                                                                     EXHIBIT 4.4



                                                               November 24, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

         Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

         In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

         This letter shall be construed and enforced in accordance with the laws of the State of Texas.

                                        Very truly yours,

                                        GOFF MOORE STRATEGIC PARTNERS, L.P.


                                        By: GMSP Operating Partners, L.P.,
                                                 its General Partner

                                        By: GMSP, L.L.C.,
                                                its General Partner

                                          By:
                                             -----------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------


Acknowledged and Agreed
this 24th day of November, 1999

eVENTURES GROUP, INC.


By:
   ----------------------
Name:
     --------------------
Title:
      -------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Albin Income Trust
                                                  -----------------------------
                                                  Name

                                                  /s/ LAURA L. FUTRELL
                                                  -----------------------------
                                                  Signature

                                                  Trustee
                                                  -----------------------------
                                                  Title

                                                  12/16/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Hugh L. Balloch
                                                  -----------------------------
                                                  Name

                                                  /s/ HUGH L. BALLOCH
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title


                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  J. Randall Chappel
                                                  -----------------------------
                                                  Name

                                                  /s/ J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Richard L. Covington
                                                  -----------------------------
                                                  Name

                                                  /s/ RICHARD L. COVINGTON
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                                       EXHIBIT A

                                                   December 2, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.



                                                  Very truly yours,

                                                  FAYEZ SAROFIM INVESTMENT
                                                  PARTNERSHIP NO. 5, L.P
                                                  -----------------------------
                                                  Name

                                                  /s/ RAYE G. WHITE
                                                  -----------------------------
                                                  Signature (Mrs.) Raye G. White

                                                  Officer of the Managing
                                                  General Partner, FSI No.2
                                                  Corporation
                                                  -----------------------------
                                                  Title

                                                  December 2, 1999
                                                  -----------------------------
                                                  Date



     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                                       EXHIBIT A


                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  GNA Investments I, L.P.
                                                  by: Goff Moore Strategic
                                                      Partners, L.P.
                                                  -----------------------------
                                                  Name

                                                  /s/ J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature

                                                  J. Randall Chappel
                                                  Principal
                                                  -----------------------------
                                                  Title


                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                                       EXHIBIT A


                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  John Goff
                                                  -----------------------------
                                                  Name

                                                  /s/ JOHN GOFF
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title


                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December 15, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Kenneth A. Hersh
                                                  -----------------------------
                                                  Name

                                                  /s/ KENNETH A. HERSH
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12-15-99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Darla D. Moore
                                                  by: J. Randall Chappel,
                                                      Attorney-in-fact
                                                  -----------------------------
                                                  Name


                                                  /s/ DARLA D. MOORE
                                                      by /s/ J. Randall Chappel
                                                  -----------------------------
                                                  Signature



                                                  -----------------------------
                                                  Title

                                                  12-15-99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  William J. Quinn
                                                  -----------------------------
                                                  Name

                                                  /s/ William J. Quinn
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Matthew J. Rainwater
                                                  by J. Randall Chappel,
                                                  Attorney-in-fact
                                                  -----------------------------
                                                  Name

                                                  /s/ MATTHEW J. RAINWATER
                                                      by J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Courtney E. Rainwater
                                                  by J. Randall Chappel,
                                                  Attorney-in-fact
                                                  -----------------------------
                                                  Name

                                                  /s/ COURTNEY E. RAINWATER
                                                      by J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                                       EXHIBIT A


                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Richard E. Rainwater
                                                  by J. Randall Chappel,
                                                  Attorney-in-fact
                                                  -----------------------------
                                                  Name

                                                  /s/ RICHARD E. RAINWATER
                                                      by J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  R. Todd Rainwater
                                                  by J. Randall Chappel,
                                                  Attorney-in-fact
                                                  -----------------------------
                                                  Name

                                                  /s/ R. TODD RAINWATER
                                                      by J. RANDALL CHAPPEL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December 15, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Richard P. Ruocchro
                                                  -----------------------------
                                                  Name

                                                  /s/ RICHARD P. RUOCCHRO
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  12/15/99
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December 15, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  John A. Weinzierl
                                                  -----------------------------
                                                  Name

                                                  /s/ JOHN A. WEINZIERL
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  DEC 15, 1999
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------

                                                   December___, 1999

To the parties to the
Registration Rights Agreement
dated as of September 22, 1999

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated as of September 22, 1999 (the "Registration Rights Agreement") among eVentures Group, Inc. and the persons and entities signatories thereto and each other person who has or shall become a party to the Registration Rights Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Registration Rights Agreement.

     In consideration of the covenants and agreements contained in the Registration Rights Agreement, the undersigned hereby confirms and agrees that it shall be bound, to the same extent and in the same manner as the transferor, by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the laws of the State of Texas.


                                                  Very truly yours,

                                                  Jeffrey A. Zlotky
                                                  -----------------------------
                                                  Name

                                                  /s/ JEFFREY A. ZLOTKY
                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Title

                                                  December 16, 1999
                                                  -----------------------------
                                                  Date


     Acknowledged and Agreed
     this ___ day of December, 1999

     eVENTURES GROUP, INC.


     By:
        -----------------------
     Name:
          ---------------------
     Title:
           --------------------